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                                                                    EXHIBIT 10.9

Return to:

Multi-State Title Agency
201 East Fifth St., PNC Center
Cincinnati, Ohio 45202-4182
(513) 651-6170

RECORDING INFORMATION:

REGISTERED LAND CERTIFICATE NO. _____________








This instrument was prepared by:

         Frederick W. Kindel, Esq.
         Frost & Jacobs
         2500 PNC Center
         201 East Fifth Street
         Cincinnati, Ohio  45202
         (513) 651-6800


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                        SECOND LOAN ASSUMPTION AGREEMENT

         This Agreement made effective as of October 16, 1997, by and among PNC BANK, OHIO, NATIONAL ASSOCIATION ("Lender"), STEPHEN D. KING, an individual and resident of the State of Ohio, (the "Guarantor"), and HOTEL DISCOVERY, INC., a Minnesota corporation, as successor by merger to HOTEL MEXICO, INC., an Ohio corporation formerly known as "KRLP ACQUISITION CORP." (the "New Borrower").

                                    RECITALS:

A. Lender extended a secured loan in the amount of $1,000,000.00 to the Kenwood Restaurant Limited Partnership, an Ohio corporation (the "Original Borrower") with respect to certain premises, more particularly described in Schedule "A" hereto and made a part hereof (the "Property"), the obligations of which were guaranteed by the Guarantor and which loan is described herein as the "Loan."


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B.       The Loan is now evidenced and/or secured by the documents listed in
Schedule B hereto (collectively, the "Loan Documents"). All terms used herein, but not defined, shall have the same definitions as used in the Loan Agreement identified in Schedule "B" hereto.

C. The Original Borrower transferred all of its right, title and interest in the Property to Hotel Mexico, Inc. ("HMI").

D. Pursuant to certain Assignment and Assumption of Lease dated December 15, 1996 by and between Original Borrower and HMI, and filed of record in Official Record Volume 7268, Page 1034, in the Hamilton County, Ohio Recorder's Office, HMI assumed all of the obligations of the Original Borrower under the Loan.

E. On or about August 1, 1997, HMI merged into the New Borrower, with New Borrower being the surviving corporation under such merger.

F. New Borrower has requested Lender to approve said merger and New Borrower's assumption of HMI's obligations under the Loan Documents, and Lender has agreed to provide such consent in accordance with, but subject to, the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Assumption

         The New Borrower, with the consent of Lender, hereby assumes, all of the duties and obligations of HMI under the Loan Documents, and the New Borrower agrees to make all payments in accordance with, and to keep and perform all of the covenants, obligations and conditions of, the Loan Documents, and now is principally liable for such duties and obligations. Guarantor continues to remain liable for all of its duties and obligations under its Guarantee of Performance and Payment dated October 9, 1996, executed by Guarantor for the benefit of the Lender with respect to the Loan Documents (the "Guarantee"). Except as otherwise expressly provided in this Agreement, nothing contained herein shall amend, waive, extend or release any of the respective duties and obligations of New Borrower or Guarantor contained in the Loan Documents or the Guarantee.

2.       Waivers

The obligations of the New Borrower under the Loan Documents will extend to and cover any number of renewals or extensions of the time for payment of the Loan Documents and will not be affected by any surrender, exchange, acceptance, or release by Lender of any other guarantee or any security held by it for the payment of the Loan Documents. The New Borrower hereby waive notice of default, presentment, protest, demand for payment, notice of demand or protest. Lender in its sole discretion may determine the reasonableness of the period which may elapse prior to the making of demand upon the New Borrower for payments under the Loan Documents and need not pursue any


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of its remedies against any collateral, or Guarantor before having recourse against the New Borrower. If any demand is made at any time upon Lender for the repayment or recovery of any amount received by it in payment or on account of the Loan Documents and if Lender repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the New Borrower will be and remain liable hereunder for the amount so paid or recovered to the same extent as if such amount had never been received originally by Lender.

3.       Acknowledgment of Loan Terms

         New Borrower acknowledges the following:

         (a) As of the effective date of this Agreement and New Borrower is currently indebted to Lender in the outstanding principal amount of $941,261.58 under the Loan.

         (b) The current annual rate of interest payable under the Loan is acknowledged to be 9.06% per annum and shall remain at such rate until maturity.

         (c) The monthly installment payment of principal currently in effect under the Loan is acknowledged to be $5,785.00, plus accrued interest.

         (d) The Loan Documents are valid and binding obligations of the New Borrower and are enforceable in accordance with their terms.

4.       Waiver of Certain Loan Defaults

         New Borrower acknowledges that it is currently in default of' one or more of the following provisions of the Loan Agreement:

         (a) Its failure to operate a Hotel Mexico Restaurant in accordance with
Section 6.2.3.

         (b) Its failure to timely furnish certain financial statements of Guarantor to Lender pursuant to Section 6.8.

         (c) Its failure to maintain a Total Liabilities to Tangible Net Worth of 1:1 or less pursuant to Section 6.27.

         (d) Its incurrence of indebtedness to Guarantor pursuant to Section
7.1.

         (e) The merger of HMI into New Borrower in contravention of Section
7.7.

         (f) Its removal of its books and records to another location in accordance with Section 7.10.

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         (g) The assignment of the Restaurant Lease from HMI to New Borrower as a result of the merger of such entities in contravention of Section 7.16.

In the event that the current offering of stock of New Borrower as filed by New Borrower pursuant to SB-2 Registration Statement under The Securities Act of 1993 with the Securities and Exchange Commission on September 17, 1997 becomes effective and closes with net proceeds therefrom equal to or greater than $10,000,000.00 by December 1, 1997 (collectively, the "Public Offering") and there are no other defaults by New Borrower or Guarantor (other than specified in this Section 4) under the Loan Documents or Guarantee, respectively, then Lender hereby waives each and every such default by New Borrower, provided, however, that (i) Lender reserves the right to enforce all of its rights and remedies against New Borrower and Guarantor as a result of such default if the Public Offering does not occur by December 1, 1997, and (ii) such waiver by Lender shall not constitute a further waiver of such default as hereafter may occur or any other default by New Borrower under the Loan Documents.

5.       Amendments to Loan Documents

         In the event that the Public Offering closes by December 1, 1997, and there are no other defaults by either New Borrower or Guarantor under the Loan Documents or the Guarantee, respectively (other than specified in Section 4) then:

         (a) Section 6.2.3 of the Loan Agreement shall be revised to read "Use of the Property solely as a Hotel Discovery Restaurant in accordance with the Restaurant Lease." and all references to "Hotel Mexico Restaurant" used in the Loan Documents shall be revised to "Hotel Discovery Restaurant." All references to the "Franchise Agreement" shall be deleted.

         (b) The provisions of that certain letter dated June 26, 1997 executed by Lender addressed to HMI, which reduces the Tangible New Worth contained in
Section 6.26 of the Loan Agreement from $3,500,000.00 to $1,500,000.00 shall be null and void, without further force and effect, it being understood that the Tangible New Worth referenced in said Section 6.26 shall be $3,500,000.00.

         (c) The following section shall be incorporated as Section 6.28 into the Loan Agreement: Maintenance of Cash. Shall maintain at all times cash under its exclusive control, not subject to any pledge, security or similar arrangement, of $2,500,000.00 or more.

         (d) The last sentence of Section 7.11 of the Loan Agreement shall be deleted.

         (e) The maturity date of the Note shall be changed from "October 1, 1999" to "February 1, 1999".



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6.       Release

         New Borrower and Guarantor hereby release Lender and its employees, agents and counsel, from all claims, losses, damages and expenses, including without limitation, reasonable attorneys' fees, arising out of or relating to the Loan, any amendments, modifications or other agreements between HMI, New Borrower, Guarantor and/or Lender, and Lender's administration of the Loan and negotiation of this Agreement.

7.       Inducements

         As an inducement for the Lender to enter into this Agreement, New Borrower and Guarantor represent, warrant and state to Lender the following:

         (a) The Loan Documents constitute the valid, legal and binding obligations of the New Borrower, which are enforceable in accordance with their terms; and the liens and security interests of the security documents comprising the Loan Documents are valid and substituting liens and interests against the collateral described therein, first in priority of title, except for matters disclosed in that certain Loan Policy of Title Insurance No. 36 0138 010 00004177 issued by Chicago Title Insurance Company to Lender.

         (b) The New Borrower has received and reviewed a copy of the Loan Documents.

         (c) There are no claims, causes of action, defenses or rights of set-off against Lender with respect to the Loan Documents or Guarantee, respectively.

         (d) Except for the defaults by New Borrower under the Loan as provided in Section 4 hereof, the New Borrower and Guarantor are currently not in default under the Loan Documents or the Guarantee, respectively, and have fully performed all of their respective duties and obligations thereunder through and including the effective date of this Agreement. Furthermore, Lender currently is entitled to enforce all of its rights and remedies against New Borrower and Guarantor under the Loan Documents or Guarantee, respectively, or otherwise as a result of the defaults by New Borrower under the Loan as provided in Section 4.

         (e) The Guarantee is in full force and effect and constitute a valid and binding obligations of the Guarantor thereunder, which is enforceable in accordance with its terms.

         (f) The consummation of this Agreement by New Borrower and Guarantor are their voluntary and free deed and act, without any misapprehension as the effect hereof, and without any coercion, duress, or overreaching or other misconduct by the Lender or any of its employees, representatives or agents.




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         (g) This Agreement and the consummation of the transaction contemplated hereby constitute the valid, enforceable and binding obligation of the New Borrower and Guarantor, respectively.

         (h) Neither the execution of this Agreement nor the consummation of any of the transactions contemplated hereby will constitute a violation of, be in conflict with or constitute a default under (or with the passage of time or delivery of notice, or both), or will constitute a default under any term or provision of any agreement which the New Borrower or Guarantor is a party to or bound by.

         (i) Concurrent with the signature and delivery of this Agreement by the parties hereto, the New Borrower owns full, absolute and complete title to the Property, subject to the lien of the security documents comprising the Loan Documents and the fee simple or reversionary interest of Phillip E. Stephens, Trustee, under the Restaurant Lease. Furthermore, the transfer of HMI's interest in the Property is permitted by the terms of the Restaurant Lease and does not require the prior consent or approval of the Lessor thereunder.

         (j) Lender has acted at all times in a fair, reasonable, good faith manner in connection with its administration and enforcement of the Loan Documents, its dealings with the parties hereto with respect to the Loan, and all other transactions related to this Agreement or the Loan.

         (k) Except to the extent expressly amended under the Loan Documents or this Agreement, all of the representations and warranties of HMI contained in the Loan Agreement are incorporated and restated herein by the New Borrower as of the effective date of this Agreement, without condition or exception, as though fully stated in this Agreement, and such representations and warranties are true and accurate.

         (l) New Borrower has adopted the necessary resolution to enter into this Agreement and its signatory to this Agreement is authorized to execute the same and is in good standing with New Borrower.

8.       General

         (a) The New Borrower shall be responsible for the out-of-pocket expenses incurred by the Lender in connection with this Agreement.

         (b) This Agreement will be governed by and construed in accordance with the laws of the State of Ohio. This Agreement will be recorded at the New Borrower's expense.

         (c) This Agreement will be binding upon each of the parties hereto and each of their respective personal representatives, heirs, successors and assigns and will inure to the benefit of Lender and its successors and assigns, but all duties and obligations of the New Borrower and Guarantor shall not be delegated unto any other party, except as provided herein.

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         (d) Notwithstanding anything to the contrary, the lien and security interests of the security documents comprising the Loan Documents shall retain their original priority of title.

9. Consent to Jurisdiction; Waiver of Jury Trial. This Agreement has been executed, delivered and accepted at and will be deemed to have been made at Cincinnati, Ohio and will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Ohio, and the New Borrower and Guarantor hereby agree to the exclusive jurisdiction of any state or federal court located within Hamilton County, Ohio and consents that all service of process to New Borrower and Guarantor shall be sent in the manner, set forth in the Loan Documents, except that the address to which notices are to be sent to New Borrower is as follows:

                                 PNC Bank, Ohio, National Association
                                 P.O. Box 1198
                                 Cincinnati, Ohio 45201-1198
                                 Attn:  Wendy Gaskin

         with a copy to:         Frost & Jacobs LLP
                                 2500 PNC Center
                                 201 East Fifth Street
                                 Cincinnati, Ohio 45201
                                 Attn:  Frederick W. Kindel

         with a copy to:         Hotel Discovery, Inc.
                                 7701 France Avenue South, Suite 219
                                 Edina, MN 55435
                                 Attn:  Ronald K. Fuller
and
         with a copy to:         Maslon Edelman Borman & Brand
                                 3300 Norwest Center
                                 90 South Seventh Street
                                 Minneapolis, MN 55402-4140
                                 William M. Mower, P.A.


         Nothing herein contained will prevent the Lender from bringing any action or exercising any rights against any property of the New Borrower within any other state or nation to enforce any award or judgment obtained in the federal or state court located within Hamilton County, Ohio. The New Borrower and Guarantor waive any objection based on forum non-conveniens and any objection to venue or any action instituted hereunder. The New Borrower and Guarantor and the Lender each waive any right to trial by jury in any action or proceeding related to this Agreement, the Loan Documents or any transaction contemplated in any of such documents.



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10.      Miscellaneous

         This Agreement may be executed in counterparts. This Agreement, together with the Loan Documents, contain the entire agreement among the parties hereto. The Agreement shall be included in the definition of "Loan Documents" as used herein.

11. CONFESSION OF JUDGMENT. ANY ATTORNEY-AT-LAW MAY APPEAR IN ANY COURT OF RECORD SITUATED IN THE COUNTY WHERE EITHER NEW BORROWER OR GUARANTOR THEN RESIDES OR CONDUCTS BUSINESS, OR IN THE COUNTY WHERE NEW BORROWER SIGNED THIS WARRANT, OR IN ANY OTHER COURT IN THE STATE OF OHIO OR IN ANY OTHER STATE OR TERRITORY OF THE UNITED STATES, AT ANY TIME AFTER THE DEBT HEREBY EVIDENCED SHALL BECOME DUE, EITHER AT ITS STATED MATURITY OR BY ACCELERATION OR OTHERWISE, AND MAY WAIVE THE ISSUING AND SERVICE OF PROCESS AND CONFESS JUDGMENT AGAINST BORROWER, JOINTLY AND SEVERALLY, IN FAVOR OF LENDER, FOR THE AMOUNT THEN OWING HEREIN, TOGETHER WITH THE COSTS OF SUIT, AND THEREUPON RELEASE ALL ERRORS AND WAIVE ALL RIGHTS OF APPEAL AND STAYS OF EXECUTION. NO SUCH JUDGMENT OR JUDGMENTS AGAINST LESS THAN ALL OF THE UNDERSIGNED SHALL BE A BAR TO A SUBSEQUENT JUDGMENT OR JUDGMENTS AGAINST ANY ONE OR MORE OR THE UNDERSIGNED AGAINST WHOM JUDGMENT HAS NOT BEEN OBTAINED HEREON, THIS BEING A JOINT AND SEVERAL WARRANT OF ATTORNEY TO CONFESS JUDGMENT.

Executed as of October 16, 1997.

WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                            NEW BORROWER:

                                            HOTEL DISCOVERY, INC.
WITNESSES:

/s/ Thomas L. Goila
Print Name: Thomas L. Goila                 By: /s/ Stephen D. King
                                            Print Name: Stephen D. King
/s/ Wendy Gaskin                            Title: President
Print Name: Wendy Gaskin


WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY

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HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, ON HIS PART
TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


WITNESSES:                                  GUARANTOR:

/s/ Thomas L. Goila
Print Name: Thomas L. Goila                 By: /s/ Stephen D. King
                                            Print Name: Stephen D. King
/s/ Wendy Gaskin                            Title: President
Print Name: Wendy Gaskin

                                            APPROVED AND AGREED:

WITNESSES:                                  LENDER:

/s/ Thomas L. Goila                         PNC BANK, OHIO, NATIONAL ASSOCIATION
Print Name: Thomas L. Goila

/s/ Wendy Gaskin                            By: /s/ Wendy Gaskin
Print Name: Wendy Gaskin                    Title: Wendy Gaskin

STATE OF OHIO              )
                           ) SS.
COUNTY OF HAMILTON         )

         The foregoing instrument was acknowledged before me, a notary public, this 16th day of October, 1997 by Stephen D. King, the President of HOTEL DISCOVERY, INC.

                                                              /s/ Tammy Johnson
                                                              Notary Public

STATE OF OHIO              )
                           ) SS.
COUNTY OF HAMILTON         )

         The foregoing instrument was acknowledged before me, a notary public, this 16th day of October, 1997 by STEPHEN D. KING.

                                                              /s/ Tammy Johnson
                                                              Notary Public




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STATE OF OHIO              )
                           ) SS.
COUNTY OF HAMILTON         )

         The foregoing instrument was acknowledged before me, a notary public, this 16th day of October, 1997 by Wendy Gaskin, the Loan Officer of PNC BANK, OHIO, NATIONAL ASSOCIATION, a national banking association on behalf of such association.

                                                              /s/ Tammy Johnson
                                                              Notary Public


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                                   SCHEDULE A


The real estate underlying, and improvements constructed on the Premises covered by that certain Lease Agreement executed December 9, 1994, a memorandum of which was recorded on August 26, 1996, in Official Record 7133, Page 1322 of the Hamilton County, Ohio Registered Land Records in favor of Kenwood Restaurant, Inc.




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                                   SCHEDULE B


1. Promissory Note, dated October 1, 1996, made by Original Borrower in favor of Lender in the original principal amount of $1,000,000.00;

2. Loan Agreement, dated October 9, 1996, by and between Original Borrower and Lender;

3. Security Agreement dated October 9, 1996, by and between Original Borrower and Lender;

4. Assignment of License Agreement as collateral security dated October 9, 1996, by and between Original Borrower and Lender;

5. Conditional Assignment dated October 9, 1996, by and among Original Borrower, Cintech Construction, Inc., and Lender;

6.       UCC-1 Financing Statements;

7. Open-End Mortgage, Assignment of Rents and Leases and Security Agreement, dated August 23, 1996, and recorded August 26, 1996 in Official Record Book 7133, Page 1338, Hamilton County, Ohio Registered Land Records by and between Original Borrower and Lender;

8. First Amendment To Open-End Mortgage, Assignment of Rents and Leases and Security Agreement, dated October 9, 1996 and recorded October 29, 1996 in Official Record Book 7188, Page 792, of the Hamilton County, Ohio Registered Land Records by and between Original Borrower and Lender;

9.       Guarantee of Payment and Performance of Stephen D. King.

10. Loan Assumption Agreement by and among Original Borrower, Stephen D. King, Kenwood Restaurant, Inc., ("Guarantor") and HMI.

11. All other documents executed or furnished by Original Borrower in connection with the aforesaid documents.




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